February 7, 2000

                         SUPPLEMENT TO THE PROSPECTUS OF
                             PIONEER INDO-ASIA FUND
                               DATED MARCH 1, 1999


The following supplements the corresponding section of the prospectus.

PORTFOLIO MANAGER

Effective January 25, 2000, day-to-day management of the fund's portfolio is the responsibility of co-managers Mark H. Madden, Manish Modi and Paul Cloonan. Mr. Madden, portfolio manager, is a senior vice president of Pioneer. He joined Pioneer in 1990 as an equity analyst, has been a portfolio manager since 1994 and has been an investment professional since 1984. Mr. Modi, associate portfolio manager, is a vice president of Pioneer. He joined Pioneer in 1994 as an equity analyst and has been an investment professional since 1990. Mr. Cloonan, associate portfolio manager, is a vice president of Pioneer. He joined Pioneer in 1997 as an equity analyst. Prior to joining Pioneer, Mr. Cloonan was a manager in the Financial Advisory Services Group of Ernst & Young LLP from 1994 to 1997.

The co-managers operate under the supervision of Theresa A. Hamacher. Ms. Hamacher is chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984, most recently as chief investment officer at another investment adviser.





                                                                    7958-00-0200
                                             (C) Pioneer Funds Distributor, Inc.